UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

VOPIA, INC.

(Exact name of Company as specified in its charter)

Nevada	333-188119	39-2079422
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Montgomery Street, Suite 101 San Francisco, CA		94111
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code: 415-835-9463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

As previously reported, on February 18, 2016, Vopia, Inc. (the “Company”) entered into an Agreement of Purchase and Sale (the “Purchase Agreement”) with Saqoia Corp., a Delaware corporation (“Saqoia”) pursuant to which the Company planned to acquire Saqoia’s big data and search technology business.

The Purchase Agreement contained conditions to close that have not been met. As such, the parties mutually decided to terminate the Purchase Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOPIA, INC.

Date: June 22, 2016	By:	/s/ Jorgen Frederiksen
Jorgen Frederiksen
Chief Executive Officer

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